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                                                                   Exhibit 10.26

                                FOURTH AMENDMENT
                 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

             This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") is made as of April 30, 2002, and entered into by and between UNIVERSAL STAINLESS & ALLOY PRODUCTS, INC., a corporation organized and existing under the laws of the state of Delaware (the "Borrower") and PNC BANK, NATIONAL ASSOCIATION (the "Bank") and amends that certain Second Amended and Restated Credit Agreement dated as of January 30, 1998 by and between the Borrower and the Bank (the Second Amended and Restated Credit Agreement, as amended prior to the date hereof, is hereinafter referred to as the "Original Credit Agreement").

                              W I T N E S S E T H :

             WHEREAS, the Borrower and the Bank entered into the Original Credit Agreement; and

             WHEREAS, upon the request of the Borrower, the Bank has agreed to modify the Original Credit Agreement, all as more particularly set forth herein.

             NOW THEREFORE, in consideration of the foregoing premises, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the intent to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                     AMENDMENTS TO ORIGINAL CREDIT AGREEMENT

Section 1.01 Amendments to Section 1.1 of the Original Credit Agreement. (a) The following defined terms and the definitions therefor are hereby added to Section
1.1 of the Original Credit Agreement and inserted in correct alphabetical order:

             Dunkirk: Dunkirk Specialty Steel, LLC, a limited liability company and wholly-owned subsidiary of the Borrower.

             Dunkirk Acquisition. The purchase by Dunkirk from the New York Job Development Authority of certain assets formerly owned by Empire Specialty Steel, Inc. on or about February 14, 2002.

             Fourth Amendment: The Fourth Amendment to Second Amended and Restated Credit Agreement entered into by and between the Borrower and the Bank and dated as of April 30, 2002.

             Fourth Amendment Effective Date: April 30, 2002, or such later date as all of the conditions set forth in the Fourth Amendment have either been satisfied by the Borrower or waived in writing by the Bank.

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      (b)    The definition for the following defined terms contained in the
Original Credit Agreement are hereby amended and restated in their entirety as follows:

             Government Loan: Any BIDP Loan, EDF Loan, EDS Loan, Melf Loan, Redevelopment Authority Loan or any loan from the New York Job Development Authority in connection with the Dunkirk Acquisition.

             Revolving Credit Termination Date: April 30, 2004, as such date may be extended upon the terms and conditions set forth in Section 2.1f, or if any such day is not a Business Day, the Business Day next preceding such date.

Section 1.02 Amendment to Section 4.1 of the Existing Agreement. Section 4.1 of the Existing Agreement is hereby amended by deleting the reference therein to "State of Delaware" and substituting therein a reference to "jurisdiction of their respective incorporation or organization, as the case maybe" in replacement thereof.

Section 1.03 Amendment to Section 4.3 of the Existing Agreement. Section 4.3 of the Existing Agreement is hereby amended by deleting the reference therein to "Holdings" and substituting therein a reference to "Holdings and Dunkirk" in replacement thereof.

Section 1.04 Amendment to Section 4.13(viii) of the Existing Agreement. Section 4.13(viii) of the Existing Agreement is hereby amended by deleting the reference therein to "Permitted Encumbrances" and substituting therein a reference to "Permitted Encumbrances or Encumbrances contemplated by Section 6.3(iv) hereof" in replacement thereof.

Section 1.05 Amendment to Section 6.1 of the Original Credit Agreement. Section
6.1 of the Original Credit Agreement is hereby amended and restated to read as follows

      6.1 Indebtedness. The Borrower shall not nor shall the Borrower permit Holdings to create, incur, assume, cause, permit or suffer to exist or remain outstanding, any Indebtedness, except for:

              (i)   Indebtedness owed by the Borrower to the Bank;

              (ii) Indebtedness in existence as of the date hereof as set forth on Schedule 6.1, including all extensions and renewals thereof; provided, however that no such extension or renewal may involve an increase in the principal amount of such Indebtedness or any other significant change in the terms thereof;

              (iii) Indebtedness due under Governmental Loans; provided, however that (A) the outstanding principal amount of all such Indebtedness shall not exceed, in the aggregate at any one time outstanding, $6,500,000, (B) all such Indebtedness (other than Indebtedness to the New York Job Development Authority incurred in connection with the Dunkirk Acquisition) must (I) be subject to an Intercreditor Agreement or (II) be subordinated to the repayment of the Obligations, as to security and repayment, in a manner in form and substance satisfactory to the Bank, and (C) after the Bridgeville Property Acquisition no such Indebtedness may be secured by an Encumbrance on the

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      Bridgeville Property;

                 (iv) Indebtedness incurred by the Borrower, other than Indebtedness enumerated in items (i) through (iii) above, incurred after the date hereof; provided, however, that the outstanding principal amount of such Indebtedness shall not exceed, in the aggregate at any one time, $1,500,000, and, provided further however, after the Bridgeville Property Acquisition no such Indebtedness may be secured by an Encumbrance on the Bridgeville Property;

                 (v) Subordinated Indebtedness incurred by the Borrower and due to Holdings pursuant to the Holdings Credit Agreement; and

                 (vi) Indebtedness incurred to finance a Funded Acquisition which indebtedness, if not a Government Loan, must be subordinated to the Bank as to security and payment in a manner in form and substance reasonably satisfactory to the Bank; provided, however, after the Bridgeville Property Acquisition no such Indebtedness may be secured by an Encumbrance on the Bridgeville Property.

Section 1.06 Amendment to Section 6.9 of the Existing Agreement. Section 6.9 of the Existing Agreement is hereby amended by deleting the first reference to "Holdings" therein and substituting therein a reference to "any Subsidiary of the Borrower" in replacement thereof.

Section 1.07 Amendment to Section 6.10(v) of the Existing Agreement. Section 6.10(v) of the Existing Agreement is hereby amended by deleting the reference therein to "Holdings shall not" and substituting therein a reference to "no subsidiary of the Borrower shall" in replacement thereof.

Section 1.08 Amendment to Sections 4.1, 4.4, 4.10, 4.11, 4.21, 4.23, 5.2, 5.3,
5.4, 5.5, 5.6, 6.1, 6.2, 6.3, 6.10 and 8.1 of the Original Credit Agreement.
Sections 4.1, 4.4, 4.10, 4.11, 4.21, 4.23, 5.2, 5.3, 5.4, 5.5, 5.6, 6.1, 6.2,
6.3, 6.10 and 8.1 of the Original Credit Agreement are each hereby amended by deleting the references contained therein to "Holdings" and substituting in replacement thereof references to "each Subsidiary of the Borrower" or, to the extent the context may so require, "any Subsidiary of the Borrower", mutatis mutandis.

Section 1.09 No Other Amendments. The amendments to the Original Credit Agreement set forth herein do not either implicitly or explicitly alter, waive or amend, except as expressly provided in this Amendment, the provisions of the Original Credit Agreement. The amendments set forth herein do not waive, now or in the future, compliance with any other covenant, term or condition to be performed or complied with nor do they impair any rights or remedies of the Bank under the Original Credit Agreement with respect to any such violation. Nothing in this Amendment shall be deemed or construed to be a waiver or release of, or a limitation upon, the Bank's exercise of any of its rights and remedies under the Original Credit Agreement or any other document or instrument delivered in connection therewith, whether arising as a consequence of any Events of Default which may now exist or otherwise, and all such rights and remedies are hereby expressly reserved.

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                                   ARTICLE II
                     BORROWER'S SUPPLEMENTAL REPRESENTATIONS

Section 2.01 Incorporation by Reference. As an inducement to the Bank to enter into this Amendment, the Borrower hereby repeats herein for the benefit of the Bank each of the representations and warranties made by the Borrower in the Original Credit Agreement, as amended hereby, except that for purposes hereof such representations and warranties shall be deemed to extend to and cover this Amendment.

                                   ARTICLE III
                              CONDITIONS PRECEDENT

Section 3.01 Conditions Precedent. Each of the following shall be a condition precedent to the effectiveness of this Amendment:

       (a) The Bank shall have received, on or before the Fourth Amendment Effective Date, the following items, each, unless otherwise indicated, dated on or before the Fourth Amendment Effective Date and in form and substance satisfactory to the Bank:

              (i)    A duly executed counterpart original of this Amendment;

              (ii) A certificate from the Secretary of the Borrower certifying that the Articles of Incorporation and Bylaws of the Borrower previously delivered to the Bank are true, complete, and correct;

              (iii) A certificate from the Secretary of the Borrower certifying the corporate resolutions of the Borrower authorizing the execution and delivery of this Amendment and the officers of the Borrower authorized to execute and deliver this Amendment on behalf of the Borrower; and

              (iv) Such other instruments, documents and opinions of counsel as the Bank shall reasonably require, all of which shall be satisfactory in form and content to the Bank

       (b) The following statements shall be true and correct on the Fourth Amendment Effective Date:

              (i) the representations and warranties made pursuant to this Amendment and in the other Loan Documents, as amended hereby. are true and correct on and as of the Fourth Amendment Effective Date as though made on and as of such date;

              (ii) no petition by or against the Borrower or any Subsidiary of the Borrower has at any time been filed under the United States Bankruptcy Code or under any similar act;

              (iii) no Event of Default or event which with the giving of notice, the passage of time or both would become an Event of Default has occurred and is

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                     continuing, or would result from the execution of or
                     performance under this Amendment;

              (iv) no material adverse change in the properties, business, operations, financial condition or prospects of the Borrower has occurred which has not been disclosed in writing to the Bank; and

              (v) the Borrower has in all material respects performed all agreements, covenants and conditions required to be performed on or prior to the date hereof under the Original Credit Agreement and the other Loan Documents.

                                   ARTICLE IV
                               GENERAL PROVISIONS

Section 4.01 Ratification of Terms. Except as expressly amended by this Amendment, the Original Credit Agreement and each and every representation, warranty, covenant, term and condition contained therein is specifically ratified and confirmed. The Borrower hereby confirms that any collateral for the Obligations, including but not limited to liens, Encumbrances, security interests, mortgages and pledges granted by the Borrower or third parties, shall continue unimpaired and in full force and effect. The Borrower expressly ratifies and confirms the confession of judgment and waiver of jury trial provisions contained in the Original Credit Agreement and the other Loan Documents.

Section 4.02 References. All notices, communications, agreements, certificates, documents or other instruments executed and delivered after the execution and delivery of this Amendment in connection with the Original Credit Agreement, any of the other Loan Documents or the transactions contemplated thereby may refer to the Original Credit Agreement without making specific reference to this Amendment, but nevertheless all such references shall include this Amendment unless the context requires otherwise. From and after the Fourth Amendment Effective Date, all references in the Original Credit Agreement and each of the other Loan Documents to the Original Credit Agreement shall be deemed to be references to the Original Credit Agreement, as amended hereby.

Section 4.03 Incorporation Into Original Credit Agreement. This Amendment is deemed incorporated into the Original Credit Agreement. To the extent that any term or provision of this Amendment is or may be deemed expressly inconsistent with any term or provision of the Original Credit Agreement, the terms and provisions hereof shall control.

Section 4.04 Counterparts. This Amendment may be executed in different counterparts, each of which when executed by the Borrower and the Bank shall be regarded as an original, and all such counterparts shall constitute one amendment.

Section 4.05 Capitalized Terms. Except for proper nouns and as otherwise defined herein, capitalized terms used herein as defined terms shall have the same meanings herein as are ascribed to them in the Original Credit Agreement, as amended hereby.

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Section 4.06 Taxes. The Borrower shall pay any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Amendment and such other documents and instruments as are delivered in connection herewith and agrees to save the Bank harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees.

Section 4.07 Costs and Expenses. The Borrower will pay all costs and expenses of the Bank (including, without limitation, the reasonable fees and the disbursements of the Bank's counsel, Tucker Arensberg, P.C.) in connection with the preparation, execution and delivery of this Amendment and the other documents, instruments and certificates delivered in connection herewith.

Section 4.08 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA WITHOUT REGARD TO THE PROVISIONS THEREOF REGARDING CONFLICTS OF LAW.

Section 4.09 Headings. The headings of the sections in this Amendment are for purposes of reference only and shall not be deemed to be a part hereof.


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               IN WITNESS WHEREOF, the parties hereto, with the intent to be legally bound hereby, have caused this Fourth Amendment to Second Amended and Restated Credit Agreement to be duly executed by their respective proper and duly authorized officers as a document under seal, as of the day and year first above written.

ATTEST:                                  UNIVERSAL STAINLESS & ALLOY
                                         PRODUCTS, INC.


                                                                          (SEAL)
/s/ Paul A. McGrath                          /s/ Richard M. Ubinger
-------------------------------          By: -----------------------------------
Name:  Paul A. McGrath                   Name:      Richard M. Ubinger
Title: Secretary                         Title:     Chief Financial Officer


                                         PNC BANK, NATIONAL ASSOCIATION

                                                                          (SEAL)
                                             /s/ David B. Gookin
                                         By: -----------------------------------
                                         Name:      David B. Gookin
                                         Title:     Vice President

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